UAM Funds
	Funds for the Informed Investorsm

Supplement dated March 15, 1999, to the
Chicago Asset Management Value/Contrarian
Portfolio Institutional Class Prospectus
Dated July 17, 1998

Effective March 22, 1999, Chicago Asset
Management Company agreed to maintain the total operating expenses of Chicago Asset
Management Value/Contrarian Portfolio
(the "Portfolio") at 1.25 percent of the Portfolio's average daily net assets.
The following replaces the information in the "Fund Expenses" and "Example" sections of your prospectus beginning on page 1.

Annual Fund Operating Expenses
(As a Percentage of Average Net Assets)

Investment Advisory Fees (After Fee
Waiver)                            0.285%
12b-1 Fees                           NONE
Other Expenses (After Expenses Assumed or
Waived)                            0.965%
Total Operating Expenses (After Fee
Waiver and Expenses Assumed)      1.250%*
___________________

*	Absent the fees waived and expenses
assumed, Investment Advisory Fees,
Other Expenses and Total Operating
Expenses of the Portfolio would have
been 0.625%,  0.965%, and  1.590%,
respectively.  The Total Operating
Expenses includes the effect of
expense offsets.  If expense offsets
were excluded, Total Operating
Expenses of the Portfolio would not be
affected.  Until further notice, the
Adviser and certain other service
providers have voluntarily agreed to
waive their fees and/or to assume
certain operating expenses to keep the
Portfolio's total annual operating
expenses (excluding interest, taxes
and extraordinary expenses), after the
effect of expense offsets, from
exceeding 1.25% of average daily net
assets.  The Adviser and certain other
service providers may change or
discontinue their fee waivers and
expense assumptions at any time.

The table above shows various fees and
expense an investor would bear directly
or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended
April 30, 1998.

EXAMPLE

The following example illustrates expense a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemptions at the end of each time period.

1	3	5	10
	year year  year  year
Chicago 	$13  $40   $69   $151
Asset
Management
Value/Contrarian
Portfolio

This example should not be considered a
representation of past or future expenses
or performance.  Actual expenses may be
greater or lesser than those shown.
 .
UAM